Other Operating Income And Expenses	6 Months Ended
Jun. 30, 2025
Analysis of income and expense [abstract]
Other Operating Income and Expenses
B.15. Other operating income and expenses
Other operating income amounted to €533 million in the first half of 2025 (versus €563 million in the first half of 2024), and Other operating expenses to €2,476 million (versus € 1,977 million in the first half of 2024).
Figures for the 2024 comparative period have been re-presented on a consistent basis to reflect the classification of Opella as a discontinued operation.
The main items included in Other operating income were: in the first half of 2025, (i) income from pharmaceutical partners of €87 million (versus €121 million in the first half of 2024), of which €70 million came from Regeneron (versus €96 million in the first half of 2024, see table below) and (ii) gains on disposals of assets and operations of €344 million, primarily on divestments of non strategic products (versus €319 million in the first half of 2024).
Other operating expenses for the first half of 2025 included €2,331 million of expenses related to Regeneron (compared with €1,841 million in the first half of 2024), as shown in the table below.

(€ million)	June 30, 2025 (6 months)	June 30, 2024 (6 months)
Income & expense related to profit/loss sharing under the Monoclonal Antibody Alliance	(2,475)	(1,934)
Additional share of profit paid by Regeneron towards development costs	494	389
Reimbursement to Regeneron of selling expenses incurred	(346)	(292)
Total: Monoclonal Antibody Alliance	(2,327)	(1,837)
Other (mainly Zaltrap and Libtayo)	66	92
Other operating income/(expenses), net related to Regeneron	(2,261)	(1,745)
of which amount presented in “Other operating income”	70	96